UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 31, 2006

(AVX Corporation Retirement Plan, AVX 401(k) Plan and AVX Nonqualified Supplemental Retirement Plan)
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South
Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm:

On January 31, 2006, the AVX Corporation Retirement Plan, AVX 401(k) Plan, and AVX Nonqualified Supplemental Retirement Plan (the “Plans”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Plans’ independent registered public accounting firm. The dismissal was approved by the Audit Committee of the Board of Directors of AVX Corporation.

The reports of PwC on the Plans’ financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through January 31, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Plans’ financial statements for such years.

During the years ended December 31, 2004 and 2003 and through January 31, 2006, there have been no “reportable events”, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K, with respect to the Plans.

The change in the accounting firm described above pertains only to the financial statements of the Plans and does not affect PwC’s engagement as the independent registered public accounting firm of AVX Corporation for its fiscal year ending March 31, 2006.

The Plans provided a copy of the disclosures under (a) and (b) above to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished by PwC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm:

The Audit Committee of the Board of Directors of AVX Corporation appointed Grant Thornton as the Plans’ new independent registered public accounting firm for the year ended December 31, 2005, as of January 31, 2006. During the years ended December 31, 2004 and 2003, and through January 31, 2006, the Plans have not consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plans’ financial statements, and Grant Thornton did not provide a written report or oral advice to the Plans which Grant Thornton concluded was an important factor considered by the Plans in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 16.1 - Letter of PricewaterhouseCoopers LLP, dated January 31, 2006, regarding change in independent registered public accounting firm of the AVX Corporation Retirement Plan, AVX 401(k) Plan, and AVX Nonqualified Supplemental Retirement Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006

AVX Corporation Retirement Plan, AVX 401(k) Plan, and AVX Nonqualified Supplemental Retirement Plan

By:	/S/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary of AVX Corporation (Signing as a Member of the AVX Corporation Retirement Committee)